Exhibit 10.3

FIRST AMENDMENT

FIRST AMENDMENT, dated as of February 19, 2013 (this “Amendment”), to the CREDIT AGREEMENT, dated as of August 20, 2010 and amended and restated as of March 31, 2011 (as amended, supplemented or modified from time to time, the “Credit Agreement”), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation, ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company (individually and collectively, the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), JPMORGAN CHASE BANK, N.A., as administrative agent (the “Administrative Agent”) and the other agents party thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement;

WHEREAS, the Borrower has requested that the Required Lenders approve certain provisions of the Credit Agreement as set forth herein; and

WHEREAS, pursuant to such request, the Required Lenders are willing to consent to such amendments on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the Borrower, the Administrative Agent and the Required Lenders hereby agree as follows:

1. Defined Terms. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

2. Amendments to Section 1.01 (Defined Terms).

(a) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in proper alphabetical order:

“ACS Agreement”: the Agreement entered into between Affiliated Computer Services, Inc. and Allscripts Healthcare, LLC on March 31, 2011 to provide services to support the Borrower’s remote hosting services for Sunrise acute care clients along with the related sale of a portion of its hosting equipment and infrastructure for approximately $20 million.

“First Amendment Effective Date”: February [    ], 2013

(b) The definition of “Applicable Pricing Grid” is hereby amended by replacing the table appearing therein in its entirety with the following table:

	Total Leverage Ratio	Applicable Margin for Eurodollar Loans	Applicable Margin for ABR Loans	Commitment Fee Rate
Level I	Greater than 2.50 to 1.00	2.75%	1.75%	0.45%
Level II	Greater than 2.00 to 1.00 but equal to or less than 2.50 to 1.00	2.50%	1.50%	0.40%
Level III	Greater than 1.50 to 1.00 but equal to or less than 2.00 to 1.00	2.00%	1.00%	0.35%
Level IV	Greater than 1.00 to 1.00 but equal to or less than 1.50 to 1.00	1.75%	0.75%	0.30%
Level V	Equal to or less than 1.00 to 1.00	1.50%	0.50%	0.25%

(c) The definition of “EBIT” is hereby amended by (i) deleting the word “and” immediately preceding clause (c) thereof and substituting “;” in lieu thereof and (ii) inserting the following new clauses (d) and (e) before the second proviso therein:

“(d) for the Borrower’s fiscal quarters ended during the fiscal year ending December 31, 2013, cash charges recorded during such quarters by the Borrower or any of its Subsidiaries in connection with any facility closures, work force reductions, relocations and product consolidation (provided, that the aggregate amount of cash charges permitted to be added back for all such quarters pursuant to this clause (d) shall not exceed $[29,000,000]) and (e) charges up to the amounts set forth on Schedule 1.1(D) recorded during the fiscal periods specified therein and relating to the items specified therein;”.

(d) The definition of “EBITDA” is hereby amended by (i) deleting the word “and” immediately preceding clause (c) thereof and substituting “;” in lieu thereof and (ii) inserting the following new clauses (d) and (e) before the second proviso therein:

“(d) for the Borrower’s fiscal quarters ended during the fiscal year ending December 31, 2013, cash charges recorded during such quarters by the Borrower or any of its Subsidiaries in connection with any facility closures, work force reductions, relocations and product consolidation (provided, that the aggregate amount of cash charges permitted to be added back for all such quarters pursuant to this clause (d) shall not exceed $29,000,000) and (e) charges up to the amounts set forth on Schedule 1.1(D) recorded during the fiscal periods specified therein and relating to the items specified therein;”.

(e) The definition of “Indebtedness” is hereby amended by adding the following sentence at the end thereof:

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“Notwithstanding anything to the contrary set forth herein, in no event shall payment or any other debt obligations as classified under GAAP of the Borrower pursuant to the ACS Agreement, as in effect on the First Amendment Effective Date, constitute Indebtedness of the Borrower under this Agreement.”

(f) The definition of “Permitted Acquisition” is hereby amended by deleting the ratio “2.0 to 1.0” in clause (f) thereof and substituting in lieu thereof the ratio “2.5 to 1.0”.

3. Amendment to Section 7.6(d) (Restricted Payments). Section 7.6(d) of the Credit Agreement is hereby amended by deleting the ratio “2.00 to 1.0” therein and substituting in lieu thereof the ratio “2.50 to 1.0”.

4. New Schedule to the Credit Agreement. The Credit Agreement is hereby amended by adding Schedule 1.1(D) (Specified Add-Backs) to the Credit Agreement in the form attached hereto as Annex A.

5. Effectiveness. This Amendment shall become effective on the date (the “First Amendment Effective Date”) on which all of the following conditions precedent have been satisfied or waived:

(a) Amendment. The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of each of the Borrower, the Required Lenders and the Administrative Agent.

(b) Acknowledgement and Consent. The Administrative Agent shall have received an executed Acknowledgement and Confirmation, in the form attached hereto as Annex B, from an authorized officer of each Loan Party.

(c) Representations and Warranties and No Default. The Administrative Agent shall have received a certificate, dated the First Amendment Effective Date and signed by a Responsible Officer of the Borrower, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.2 of the Credit Agreement as of such date.

(d) Fees. The Administrative Agent shall have received (i) all fees and other amounts due and payable on or prior to the First Amendment Effective Date for which invoices have been presented, including all reasonable out-of-pocket expenses (including reasonable fees, charges and disbursements of counsel) required to be reimbursed or paid by any Loan Party hereunder or under any other Loan Document and (ii) a consent fee payable for the account of each Lender (other than a Defaulting Lender) that has returned an executed signature page to this Amendment to the Administrative Agent at or prior to 5:00 p.m., New York City time on February 12, 2013 (the “Consent Deadline” and each such Lender, a “Consenting Lender”) equal to 0.10% of the sum of (x) the aggregate principal amount of Term Loans, if any, held by such Consenting Lender as of the Consent Deadline and (y) the aggregate amount of the Revolving Commitment, if any, of such Consenting Lender as of the Consent Deadline.

6. Continuing Effect of the Credit Agreement. This Amendment shall not constitute an amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent. Except as expressly amended hereby, the provisions of the Credit Agreement and each other Loan Document are and shall remain in full force and effect. The Borrower and the other parties hereto acknowledge and agree that this Amendment shall constitute a Loan Document.

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7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

8. GOVERNING LAW; WAIVER OF JURY TRIAL. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTION 10.18 OF THE CREDIT AGREEMENT AS IF SUCH SECTION WERE SET FORTH IN FULL HEREIN.

9. Expenses. The Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transaction contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

ALLSCRIPTS HEALTHCARE SOLUTIONS, INC.

By	/s/ RICHARD J POULTON
Name: Richard J. Poulton
Title: Chief Financial Officer

ALLSCRIPTS HEALTHCARE, LLC

By	/s/ RICHARD J POULTON
Name: Richard J. Poulton
Title: Chief Financial Officer

JPMORGAN CHASE BANK, N.A., individually, as Administrative Agent and as a Lender

By	/S/ KRYS SZREMSKI
Name: Krys Szremski
Title: Vice President

PT. Bank Negara Indonesia (Persero) Tbk., as a Lender

By:	/s/ YUDAYAT MOHAMMAD
Name: Yudayat Mohammad
Title: General Manager

By:	/s/ JERRY PHILLIPS
Name: Jerry Phillips
Title: Credit Manager

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ W. J. BOWNE
Name: W. J. Bowne
Title: Senior Vice President

Wells Fargo Bank, N.A., as a Lender

By:	/s/ DAVID J. SANCHEZ SR.
Name: David J. Sanchez Sr.
Title: Authorized Signer

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ RYAN WHITE
Name: Ryan White
Title: Managing Director

EAST WEST BANK, as a Lender

By:	/s/ ANDREW MARIA
Name: Andrew Maria
Title: Vice President

Bank of America, N.A., as a Lender

By:	/s/ JEREMY SCHMITT
Name: Jeremy Schmitt
Title: Vice President

RBS Citizens, as a Lender

By:	/s/ KRISTEN L. LENDA
Name: Kristen L. Lenda
Title: Vice President

HSBC Bank USA, N.A., as a Lender

By:	/s/ KIM PUSZCZEWICZ
Name: Kim Puszczewicz
Title: Vice President

CHANG HWA COMMERCIAL BANK, LTD LOS ANGELES BRANCH, as a Lender

By:	/s/ YEN-MAO FANG
Name: Yen-Mao Fang
Title: AVP & Manager

Taiwan Cooperative Bank, Ltd., Seattle Branch. Seattle Washington, as a Lender

By:	/s/ MING-CHIH CHEN
Name: Ming-Chih Chen
Title: V.P. and General Manager

Sumitomo Mitsui Banking Corporation, as a Lender

By:	/s/ DAVID W. KEE
Name: David W. Kee
Title: Managing Director

TD Bank, N.A., as a Lender

By:	/s/ SHREYA SHAH
Name: Ms. Shreya Shah
Title: Senior Vice President

BARCLAYS BANK PLC, as a Lender

By:	/s/ VANESSA A. KURBATSKIY
Name: Vanessa A. Kurbatskiy
Title: Vice President

COMPASS BANK, as a Lender

By:	/s/ CHARLES RANDOLPH
Name: Charles Randolph
Title: Senior Vice President

BMO Harris Bank, N.A., as a Lender

By:	/s/ JOHN RASKE
Name: John Raske
Title: Managing Director

Citibank, N.A., as a Lender

By:	/s/ PATRICIA GUERRA HEH
Name: Patricia Guerra Heh
Title: Vice President

Deutsche Bank Trust Company Americas, as a Lender

By:	/s/ SHIREEN LOH
Name: Shireen Loh
Title: Assistant Vice President

By:	/s/ SCOTTYE LINDSEY
Name: Scottye Lindsey
Title: Director

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ LANA GIFAS
Name: Lana Gifas
Title: Director

By:	/s/ DAVID URBAN
Name: David Urban
Title: Associate Director

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ SUKANYA V. RAJ
Name: Sukanya V. Raj
Title: Vice President & Portfolio Manager

First Tennessee Bank National Association, as a Lender

By:	/s/ JAMES H. MOORE, JR.
Name: James H. Moore, Jr.
Title: Senior Vice President

FIRST HAWAIIAN BANK, as a Lender

By:	/s/ DAWN HOFMANN
Name: Dawn Hofmann
Title: Senior Vice President

Bank of China, Los Angeles Branch, as a Lender

By:	/s/ HAIYONG YANG
Name: Haiyong Yang
Title: Vice President & Branch Manager

FIFTH THIRD BANK, as a Lender

By:	/s/ NATHANIEL E. SHER
Name: Nathaniel E. Sher
Title: Vice President

U.S. Bank, National Association, as a Lender

By:	/s/ NATHAN M. HALL
Name: Nathan M. Hall
Title: Assistant Vice President

E.Sun Commercial Bank, Ltd., Los Angeles Branch, as a Lender

By:	/s/ HOMER HOU
Name: Homer Hou
Title: V.P. & Credit Manager

The Northern Trust Company, as a Lender

By:	/s/ SARA BRAVO
Name: Sara Bravo
Title: Second Vice President

The Bank of East Asia, Limited, New York Branch, as a Lender

By:	/s/ JAMES HUA
Name: James Hua
Title: SVP

By:	/s/ KITTY SIN
Name: Kitty Sin
Title: SVP

SUNTRUST BANK, as a Lender

By:	/s/ JOHN CAPPELLARI
Name: John Cappellari
Title: Director

UNION BANK, N.A., as a Lender

By:	/s/ SARAH WILLETT
Name: Sarah Willett
Title: Vice President

The Bank of Tokyo-Mitsubishi UFJ, Ltd., as a Lender

By:	/s/ JAIME SUSSMAN
Name: Jaime Sussman
Title: Vice President

MIZUHO CORPORATE BANK, LTD., as a Lender

By:	/s/ BERTRAM H. TANG
Name: Bertram H. Tang
Title: Authorized Signatory

ANNEX A

Schedule 1.1(D)

Specified Add-Backs

	Fiscal Quarter Ended March 31, 2012	Fiscal Quarter Ended June 30, 2012	Fiscal Quarter Ended September 30, 2012	Fiscal Quarter Ended December 31, 2012
Executive related (severance/retention)	—	—	—	$5,000,000
Other severance/retention	—	$1,800,000	$600,000	$700,000
Shareholder litigation/strategic alternatives/board matters	$3,100,000	$2,700,000	$2,900,000	$2,800,000
Merger related/other	$1,500,000	$1,300,000	$800,000	$200,000
Bad debt reserve in respect of aged accounts receivable	—	—	—	$9,700,000
Total	$4,600,000	$5,800,000	$4,300,000	$18,400,000

ANNEX B

ACKNOWLEDGEMENT AND CONFIRMTATION

Each of the parties hereto hereby acknowledges and consents to the First Amendment, dated as of February     , 2013 (the “Amendment”), to the Credit Agreement, dated as of August 20, 2010 and amended and restated as of March 31, 2011 (as amended, supplemented or modified from time to time, the “Credit Agreement”; capitalized terms used herein, but not defined, shall have the meanings set forth in the Credit Agreement), among ALLSCRIPTS HEALTHCARE SOLUTIONS, INC., a Delaware corporation, ALLSCRIPTS HEALTHCARE, LLC, a North Carolina limited liability company, the several banks and other financial institutions or entities from time to time parties thereto and JPMORGAN CHASE BANK, N.A., as administrative agent, and agrees with respect to each Loan Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of the Amendment; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, regardless of the effectiveness of the Amendment, as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents.

THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

This Acknowledgment and Confirmation may be executed by one or more of the parties to this Acknowledgement and Confirmation on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Acknowledgement and Confirmation by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

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[LOAN PARTIES]

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Name:
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